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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Post Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 (No. 333-123544) and in the Registration Statement on Form S-8 (No. 333-125292) of Sears Holdings Corporation, of our report dated August 8, 2003, relating to the financial statements and financial statement schedule of Kmart Holding Corporation which appears in this Form 10-K/A.

/s/ PRICEWATERHOUSECOOPERS LLP
Detroit, Michigan March 16, 2006

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM